EXHIBIT 24




                    SPARTECH CORPORATION AND SUBSIDIARIES
                                       POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending November 2, 1996, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated:  January 3, 1997                /s/Rodney H. Sellers
                                       Rodney H. Sellers
                                       Director


                                                            EXHIBIT 24




                    SPARTECH CORPORATION AND SUBSIDIARIES
                                       POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending November 2, 1996, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated:  January 5, 1997                /s/Francis J. Eaton
                                       Francis J. Eaton
                                       Director



                                                            EXHIBIT 24




                    SPARTECH CORPORATION AND SUBSIDIARIES
                                       POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending November 2, 1996, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated:  January 3, 1997                /s/Jackson W. Robinson
                                       Jackson W. Robinson
                                       Director


                                                            EXHIBIT 24




                    SPARTECH CORPORATION AND SUBSIDIARIES
                                       POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending November 2, 1996, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated:  January 7, 1997                /s/Thomas L. Cassidy
                                       Thomas L. Cassidy
                                       Director


                                                            EXHIBIT 24




                    SPARTECH CORPORATION AND SUBSIDIARIES
                                       POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending November 2, 1996, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated:  January 6, 1997                /s/W. R. Clerihue
                                       W.R. Clerihue
                                       Director